Bryn Mawr Bank Corporation NASDAQ: BMTC Acquisition of MidCoast Community Bancorp, Inc. Conference Call April 1, 2013 Exhibit 99.1

Acquiror: Bryn Mawr Bank Corporation (NASDAQ: BMTC)
Target: MidCoast Community Bancorp, Inc.
Consideration: 100% Stock
Exchange Ratio: Fixed at 0.52x shares of BMTC common stock for each common share of MidCoast Bancorp
Offer Price Per Share (1) : Approximately $12.00
Offer Price to Target’s Tangible
Book Value Per Share:
1.47x
Fully Diluted Transaction Value: $33.3 million
BMBC Shares to be Issued: Approximately 1.4 million
Target’s Warrant Treatment:
Bryn Mawr Bank Corporation will cash out all in-the-money MidCoast Community Bancorp, Inc. warrants prior to close
Target’s Option Treatment: Bryn Mawr Bank Corporation will roll over all MidCoast Community Bancorp, Inc. options at close
BMBC Management: No changes
Board Representation: Local advisory board will be formed with MidCoast Community Bancorp, Inc. board members
(1) Based upon BMTC’s average daily closing price ($23.04) for twenty consecutive trading days ending 3/22/2013
Transaction Overview 1 of 2

Transaction Overview 2 of 2
Cost Savings: 22% to 24% anticipated savings
Termination Fee: $1.67 million plus professional fees
Required Approvals: Customary regulatory and MidCoast Community Bancorp, Inc. shareholder approvals
Anticipated Closing:
3 Quarter 2013
Anticipated System Conversion:
1 Quarter 2014
Proforma BMBC Tangible Common
Equity Ratio:
Approximately 7.90% at Closing
Pre Tax Merger Costs: Approximately $4.7 million in 2013 and $1.8 million in 2014
Accretion: Anticipated 3.0% to 5.0% excluding merger costs in first full year
Tangible Book Valuation Per Share
Dilution:
3.5% anticipated
Estimated Merger Adjustments
Loan Mark: $10.6 million or 4.5% of loans
Certificate of Deposit Mark: $4.3 million or 1.7% of total deposits
Core Deposit Intangible: $1.1 million or 1.5% of core deposits
Total Goodwill: Approximately $18 million
rd
st

Lancaster
Chester
Philadelphia
Springfield
Gloucester
New Castle
Salem
Cumberland
Cecil
Kent
Kent
Dover

MidCoast Community Bancorp Overview
De novo bank established in 2007 in Wilmington, DE
Engages in commercial banking targeting local
individuals, small and mid-sized business, real estate
developers and other corporate customers
40 employees
3 full service branches, 1 limited at headquarters
At 12/31/12
(1)
:
o
Assets $278 Million
o
Loans $235 Million
o
Deposits $249 Million
o
Equity of $22.2 Million
o
Nonperforming loans $994 thousand or 0.40% of total loans
o
Nonperforming assets $1,272 thousand or 0.46% of total assets
Loan CAGR of 32.5% since inception
(2)
Deposit CAGR of 35.5% since inception
(2)
Pro Forma Franchise
Bryn Mawr (26)
MidCoast (4)
(1) Bank level regulatory data
(2) Inception defined as 12/31/2007

Res. R.E.
$46 mm
20%
Comm RE
$132 mm
56%
Comm & Ind.
$40 mm
17%
Cons. & Other
$8 mm
3%
Constr.
$9 mm
4%
MidCoast Community Bancorp Overview
Loan Portfolio – ($235 million)
(2)
Deposit Portfolio – ($249 million)
(2)
Delaware Expansion (Expected Benefits)
Deposit Market Share – Combined Counties
(1)
Enhances recent Delaware expansion with First Bank
of Delaware acquisition
Increases branches from 1 to 5 in Delaware
Increases Delaware total loan portfolio from $84
million at 12/31/12 to a proforma $320 million
Increases total Delaware deposit portfolio from $66
million at 12/31/12 to a proforma $300 million
Source: SNL Financial
Deposit data as of 6/30/2012; Excludes cyber branches of TD, COF and HSBC
(1) Combined counties of operation include New Castle and Kent counties of Delaware
(2) Bank level regulatory data
Rank Institution
Total Active
Branches
Total Deposits
($mm)
Deposit Market
Share
(%)
1 M&T Bank Corp. 35 $4,884 27.1%
2 WSFS Financial Corp. 30 2,879 16.0
3 PNC Financial Services Group Inc. 39 2,470 13.7
4 Wells Fargo & Co. 19 1,842 10.2
5 Citigroup Inc. 3 1,704 9.5
6 Comenity Bank 1 1,274 7.1
7 Royal Bank of Scotland Group Plc 21 775 4.3
8 Toronto-Dominion Bank 11 728 4.0
9 Artisans' Bank 10 408 2.3
Pro Forma 5 319 1.8
10 Bank of America Corp. 7 248 1.4
12 MidCoast Community Bancorp, Inc. 4 228 1.3
14 Bryn Mawr Bank Corporation 1 91 0.5
Total: 1-10 176 $17,212 95.5
Total: 1-21 205 $18,028 100.0
Demand
Deposits
$15 mm
6%
NOW & Other
Trans. Accts
$22 mm
9%
MMDA &
Savings
$38 mm
15%
Retail Time
Deposits
$87 mm
35%
Jumbo Time
Deposits
$86 mm
35%

Transaction Rationale
Strategically
Significant
Natural expansion of Bryn Mawr’s footprint into the Delaware market
MidCoast is one of the few community banks in the Wilmington market
Leverages Bryn Mawr’s wealth management platform in Delaware
Bryn Mawr’s capital strength will enhance target’s loan production
Over 50% of the target’s loan portfolio is floating rate
Substantial due diligence completed by Bryn Mawr Team
Credit review team assisted by an independent loan review firm
No significant issues identified
Low-Risk
Transaction

Transaction Rationale
22% to 24% cost savings anticipated
Additional Bryn Mawr services can be cross-sold including: wealth services, private banking, residential mortgage origination and processing, and insurance services
Bryn Mawr’s funding model focuses on growing lower cost core deposits
Immediately accretive to earnings per share (excluding merger costs)
Tangible book value dilution at 3.5%
Internal rate of return well in excess of internal thresholds
Financially
Attractive
Achievable
Synergies

8
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn
Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”,
“contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

9
Safe Harbor (continued)
Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions including our contemplated acquisition of the First Bank of Delaware; and
other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of April 1, 2013 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.

10
Safe Harbor (continued)
The Corporation intends to file with the Securities and Exchange Commission (the “SEC”) a
Registration Statement on Form S-4 concerning the merger of MidCoast Financial Bancorp, Inc.
with and into the Corporation (the “Merger”). The Registration Statement will include a prospectus for the offer and sale of the Corporation’s common stock to MidCoast Community Bancorp, Inc.’s shareholders as well as a proxy statement of MidCoast Community Bancorp, Inc. for the solicitation of proxies from its shareholders for use at the meeting at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by the
Corporation with the SEC will contain important information about the Corporation, MidCoast
Community Bancorp, Inc. and the Merger. We urge investors and MidCoast Community
Bancorp, Inc.’s shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. MidCoast Community Bancorp Inc.’s shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about the Corporation – at the SEC’s website at
http://www.sec.gov.
Copies of the combined
prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention:
Geoffrey L. Halberstadt, Secretary, telephone (610) 581-4873.

11
Safe Harbor (continued)
MidCoast Community Bancorp, Inc., the Corporation and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning the Corporation’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning the
Corporation’s directors and executive officers is also set forth in its proxy statement and annual report on Form 10-K (including any amendments thereto), previously filed with the SEC.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.